Indaptus THERAPEUTICS | August 3, 2021

Investor Presentation

Forward Looking Statements

This presentation contains forward-looking statements with the meaning of the Private Securities Litigation Reform Act. These include statements regarding management's expectations, beliefs and intentions regarding, among other things, our product development efforts, business, financial condition, results of operations, strategies, plans and prospects. Forward-looking statements can be identified by the use of forward-looking words such as "believe", "expect", "intend", "plan", "may", "should", "could", "might", "seek", "target", "will", "project", "forecast", "continue" or "anticipate" or their negatives or variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical matters. For example, forward-looking statements are used in this presentation when we discuss Indaptus's future plans and expected timeline of its development pipeline.

Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. In addition, historical results or conclusions from scientific research and clinical studies do not guarantee that future results would suggest similar conclusions or that historical results referred to herein would be interpreted similarly in light of additional research or otherwise. Many factors could cause actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, the following: Indaptus's plans to develop and potentially commercialize its technology; the timing and cost of Indaptus's planned investigational new drug application and any clinical trials; the completion and receiving favorable results in any clinical trials; Indaptus's ability to obtain and maintain regulatory approval of any product candidate; Indaptus's ability to protect and maintain its intellectual property and licensing arrangements; Indaptus's ability to develop, manufacture and commercialize its product candidates; the risk of product liability claims; the availability of reimbursement; the influence of extensive and costly government regulation; and Indaptus's estimates regarding future revenue, expenses, capital requirements and the need for additional financing following the merger. These risks, as well as other risks are discussed in the proxy statement/prospectus that was included in the registration statement on Form S-4 filed with the SEC in connection with the merger.

All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Indaptus does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, except as required by applicable law.

The presentation contains information about investigation-stage drug products under development, which have not yet been approved by the FDA for commercial distribution in the United States. All representations in this presentation are based upon investigations in certain clinical and other research, but which accordingly should not be construed as general claims for the safety or efficacy of the products when used by patients.

The presentation is not intended and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Indaptus Therapeutics

With the ability to harness both the body's innate and adaptive immune responses, we believe we are uniquely positioned to revolutionize the treatment of cancer and certain infectious diseases.

✓	**Broad Platform**	• Immunology-based anti-tumor & anti-viral platform with a wide therapeutic index • Oncology, HBV, HIV activity
✓	**Safety**	• Attenuation and passive targeting reduces systemic exposure and toxicity • IND-enabling toxicology indicates no induction of cytokine release syndrome
✓	**Efficacy**	• Synergistic with checkpoint therapy, targeted antibodies or chemotherapy • 80 to 100% complete responses in multiple mouse and human tumor models
✓	**CMC**	• Tech transfer & scale up processes completed - GMP material manufactured • Clinical product released and stable for 6 months under multiple conditions
✓	**IP**	• Composition of matter (NCE), methods of making and methods of using patents granted • Patent estate runs though 2039
✓	**Inflection Timeline**	• US FDA Pre-IND meeting completed / IND filing anticipated 2H '21 • Phase 1 initiation anticipated 1H '22

Current Cancer Immunotherapies:
Low Percentage Cures for Most Advanced Cancers


Tumor
Natural Killer Cell
Gamma-
Delta
T-Cell
Natural Killer
T-Cell
Dendritic Cell
TAA
Tumor
Neutrophil
Innate
CD8+ T-Cell
Adaptive
TAA
Macrophage
CD4+ T-Cell
Targeted Antibodies
IL-2 and IFN-α
T-vec/GM-CSF
Checkpoint
CAR-T

Current immunotherapies only cure a very small percentage of advanced cancer patients, because they activate only one or a few innate or adaptive immune cell types

Indaptus

Improving Cancer Immunotherapy - Indaptus Assumptions

- **We need innate & adaptive pathway activation in lymphoid organs as well as tumor**
  - Tumors promote an immune-suppressive environment
  - Tumors negatively remodel the entire systemic immune system
  - Most steps required for innate and adaptive immune responses take place outside of the tumor

Goal is Activation of Both Innate and Adaptive Cellular Pathways in Multiple Locations



No one has figured out how to do this safely
Innate
Adaptive
Natural Killer Cell
Gamma-Delta T-Cell
Natural Killer T-Cell
Dendritic Cell
TAA
Neutrophil
Macrophage
TAA
CD8+ T-Cell
CD4+ T-Cell
Tumor

History provided a clue about how to do this

Indaptus

World's First Immunotherapy: Clinically Validated and Composed of Killed Bacteria

- **Coley's Toxins (CT) – based on observation of regression of cancer in setting of infection**
  - Invented by Dr. William Coley at Memorial Sloan Kettering in NYC in 1894
  - Composed of heat-killed bacteria
- **Coley's Toxins produced durable responses with several hundred advanced cancer patients**
  - Associated with induction of fever by killed, Gram-negative bacteria

https://www.cancerresearch.org/about-cri/cri-history

https://www.mskcc.org/blog/immunotherapy-revolutionizing-cancer-treatment-1891

- **Coley's Toxins worked best i.v., but were too toxic, so given i.t. and s.c.**
  - i.t. and s.c. administration produced highly variable results

Immunological Sciences Caught Up to the Clinic in the 1990's
Bacteria Contain Immune System Stimulating Danger Signals

- **The most prominent danger signal family activates Toll-like receptors (TLR)**

Source	Danger Signal (TLR Ligand / Agonist)	Toll-Like Receptor
Bacteria	Lipoproteins, Peptidoglycans	TLR2 (1/2, 6/2)
Viruses (Bacteria?)	Double Stranded RNA	TLR3
Bacteria	Lipopolysaccharide (LPS / endotoxin)	TLR4
Bacteria	Flagellin	TLR5
Viruses (Bacteria?)	Single Stranded RNA	TLR7/8
Bacteria	Unmethylated CpG DNA	TLR9

- **TLRs directly and indirectly activate essentially all immune cells (innate + adaptive)**
  - Indirect activation occurs via induction of secretion of cytokines and chemokines
- **Cytokines and chemokines are principal inducers of anti-tumor immune responses**
  - Innate - cell recruitment, MΦ activation, NK cell activation, γδT-cell activation, ↓Treg
  - Adaptive - cell recruitment, APC/DC activation, T-cell activation ($CD4_H/CD8_{CTL}$), ↓Treg

Indaptus has Used Modern Science to Optimize and Re-Invent the Approach

Decoy Product

- Start with a single, pure strain of non-pathogenic, Gram-negative bacteria
- Reduce LPS-endotoxin level by ~90%
- Kill the bacteria and stabilize so they remain intact after i.v. administration
- Product is a frozen suspension of killed, intact bacteria
- Chemical modification yields NCE
  Broad patent coverage: CoM + Methods
  4 issued US & 27 issued foreign patents
  Additional world-wide applications
  Nominal expiry – 2 families 2033/2039

Result and Predictions

- Decoy therapeutic is significantly less toxic *in vivo* than untreated bacteria and several live competitor products
- i.v. bacteria are passively targeted to liver, spleen and tumors, and cleared rapidly
- Predict "Goldilocks" effect:
  - Immune activation better than with i.t. dosing: Critical activation in spleen and can target primary liver cancer and liver metastasis from other tumors
  - Passive targeting and rapid clearance precludes continuous, systemic exposure common to small molecule, antibody and CAR therapies:

    Reduced chance of systemic toxicity

Indaptus Result – Effective, Safe and Patented

Decoy therapeutics exhibit many unique properties

- Single agent anti-tumor activity + tumor eradicating synergy with 5 different existing therapies
- Reduced toxicity and broad therapeutic index (no increase in toxicity with combinations)
- Safe induction of both innate and adaptive immune pathways (MoA) confirmed
- Innate and adaptive immunological memory leading to rejection of tumor re-challenge
- Efficacy in mouse syngeneic and human tumor xenograft models (CRC, HCC, Pancreatic, NHL)
- GMP batch of drug product produced (Decoy20) – stable for ≥6 months at -70°C, -20°C and 5°C
- IND-enabling toxicology with GMP drug product – no induction of cytokine release syndrome
- Significant single agent activity in pre-clinical models of HBV and HIV

Decoy Treatment Does Not Impair Anti-Tumor Cytokine/Chemokine Induction

Despite being less toxic, Decoy therapeutics induce similar amounts of anti-tumor cytokines and chemokines, uncoupling toxicity from anti-tumor activity

Secretion by Human PBMCs* *In Vitro*	Untreated Bacteria	Decoy Therapeutic (Decoy10)	Decoy Therapeutic (Decoy20)
Anti-Tumor Cytokine	pg/mL (mean of triplicate determinations ± %CV at same bacterial dose for each cytokine		
GM-CSF	1,094 ± 22	1,197 ± 2	1,695 ± 23
IFNγ	175,866 ± 7	47,488 ± 3	55,321 ± 10
IL-12p70	176 ± 14	528 ± 7	428 ± 37
TNFα	49,782 ± 11	77,919 ± 13	99,247 ± 16

*Peripheral Blood Mononuclear Cells

Decoy therapeutics are more broadly active than mono-specific TLR agonists

Secretion by Human PBMCs *In Vitro*	CpG (TLR9)	Poly(I:C) (TLR3)	R848 (TLR7/8)	LPS (TLR4)	Decoy10* (TLR2,4,5,9)
Anti-Tumor Cytokine	pg/mL (triplicate full titration peak average from two exp)				
GM-CSF	0	2	136	27	1,246
IFNγ	7	248	61,914	33,293	171,284
IL-12p70	4	15	205	84	375
TNFα	65	334	36,663	24,944	73,069
MIP-1α**	0	272	17,866	19,278	29,942

*Decoy therapy tested at doses therapeutically relevant for *in vivo* models
**From one experiment

Indaptus

Single Agent Activity - Metastatic Mouse Pancreatic Carcinoma



Percent Survival
100
80
60
40
20
0
No Treatment
Gemcitabine 50 mg/kg
Decoy 5x10^7
Decoy 2x10^8
No Treatment
Pancreatic tumor cells were injected into the spleen on Day 0
All untreated mice develop large tumors in spleen, pancreas and liver
Gemcitabine 2x/week x 7
Decoy 5x10^7
Decoy 2x10^8
0
10
20
30
40
50
60
70
80
90
Days Post Tumor Cell Inoculation
(Treatment started on Day 5 with 7 mice/group)

	No Treatment	Decoy 5x10^7	Gem	Decoy 2x10^8
Median Survival	27 Days	35 Days P<0.01	41 Days P<0.01	75 Days P<0.01

Decoy i.v. 2x per week x 3

Single Agent Activity - Orthotopic Mouse Colorectal Carcinoma


Percent Survival
100
90
80
70
60
50
40
30
20
10
0
0 7 14 21 28 35 42 49 56 63 70 77 84 91 98 105 112 119
Days After Tumor Fragment Implant
(Treatment Started on Day 5 With 7 Mice/Group)
Decoy 2x10^8 (i.v. 2x per week x 3)
Metastasis
• 11 total in 5 sacrificed mice
• 0 in mouse sacrificed on Day 118
Decoy Vehicle
Metastasis
• >41 total in 6 sacrificed mice
Log-rank P = 0.0004

Tumor fragments were sewn onto the cecum wall on Day 0 (7 mice/group)

Dose and regimen not optimized

Also, combination-based eradications with s.c. tumors

Indaptus

Decoy Synergizes With a Non-Steroidal Anti-Inflammatory Drug (NSAID) to Safely Eradicate Subcutaneous Mouse Hepatocellular Carcinomas (HCC)

Treat 6 mice per group with Decoy 2x per week i.v. for 7 weeks / Start treatment at 103 mm^3

NSAIDS reduce myeloid-derived immune suppressive cells



Tumor Volume (mm³)
4,000
3,000
2,000
1,000
0
5 12 19 26 33 40 47 54 61 68 75
Days After Tumor Cell Implant
Decoy
Vehicle
Decoy
2x10^8 2x/wk
NSAID (Indomethacin)
low dose in drinking water
Toxicity = transient 2-day weight loss during first 3 weeks of treatment
Max % below
Decoy +
NSAID
3/6 CR
5 9 12 8 19 7 26 2 33 1 40 0 47 0 54 61 68 75

Indaptus

Combination With Anti-PD-1 Checkpoint Therapy Produces 100% Complete Responses With Hepatocellular Carcinoma



Mean Tumor Volume (mm³ ± SEM)
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Control
Decoy 2x10^8 i.v. 1x per week x 6
Anti-PD-1 10 mg/kg i.p. 2x per week x 2
Decoy + anti-PD-1
All animals also received NSAID
Start treatment with ~200 mm³ subcutaneous (s.c.) tumors
Six mice per group
Control
Anti-PD-1 1/6 CR
Decoy 2/6 CR
Twice per week Decoy produced 3-4/6 full regressions
Decoy + Anti-PD-1 6/6 CR (5/6 durable at Day 91)
7 9.8* 14 6.1 21 3.7 28 2.2 35 5.2 42 0.8 49 56 63 70
Days After Tumor Cell Implant

* Max % transient weight loss each week for combo treatment
No increase in toxicity with triple combo

Indaptus

Synergistic Eradication of Murine HCC Exhibits a Very Wide Decoy Therapeutic Index (≥33-fold)

All animals also received a non-steroidal anti-inflammatory drug (NSAID)



No Treatment (6 mice per group)
3x10⁷ Decoy
*-0.15%
1x10⁸ Decoy
*-4.10%
All tumors were still at 0 volume at 143 days
Start treatment at ~200 mm³
3x10⁸ Decoy
*-4.40%
5 tumors were still at 0 volume at 143 days
1x10⁹ Decoy
*-8.12%
Haven't reached toxic dose: No deaths and no requirement to stop dosing due to weight loss
Tumor Volume (mm³)
Days After Tumor Cell Implant

*Maximum transient body weight loss relative to start of treatment

Indaptus

Mice Cured by Decoy + NSAID + Anti-PD-1 and Re-Challenged with Fresh HCC Tumor Cells Reject the Tumors (Immunological Memory)

Eleven Cured Mice were Re-Challenged with Fresh HCC Tumor Cells on Day 91 on the Opposite Flank from the First Challenge



Cured Mice*
Tumor Volume (mm³)
400
300
200
100
0
91
98
105
112
119
126
133
140
147
Days After 1st Tumor Cell Implant*

*All 1st challenge tumor sites remained tumor-free

Six Naïve Mice were Challenged with the Same Tumor Cells as the Cured Mice on the Same Day



Naïve Mice
Tumor Volume (mm³)
4,000
3,000
2,000
1,000
0
0
7
14
21
28
35
42
49
56
Days After Tumor Cell Implant

Decoy Produces Similar Results in Multiple Mouse Models

Decoy Therapeutic Synergizes with Low-Dose Chemotherapy (LDC) to Safely Induce Regression of s.c. Mouse Non-Hodgkin's-Lymphoma (NHL)



Mean Tumor Volume (mm3m ±)
5,000
4,000
3,000
2,000
1,000
0
Decoy
Control
LDC/no regressions
LDC may reduce Treg immune suppressive cells
Decoy + LDC 6/6 full regressions
13
20
27
34
41
48
55
62
69
76
Days After Tumor Cell Implant

Mice Cured by Decoy + LDC and Re-Challenged with Fresh NHL Tumor Cells Reject the Tumors (Immunological Memory)



Tumor Volume (mm³)
2,000
1,500
1,000
500
0
Tumor Cell Re-Challenged on Opposite Flank on 8 Cured Mice on day 77
Small 33-145 mm³ tumors appeared on 6/8 mice between days 7 to 18
All tumors rejected Experiment done twice*
Tumor Volume (mm³)
Days After 2nd Tumor Cell Implant
Tumor Cell-Match Challenge on 5 Naive Mice on day 77
Tumor Volume (mm³)
Days After Tumor Cell Implant
Treat with Decoy + LDC for 2 weeks starting day 13 (8/8 mice cured)
Rechallenged with tumor cells on opposite flank on day 77 (above left)
13 20 27 34 41 48 55 62 69 76 83 90 97 104 111 118 125
Days After 1st Tumor Cell Implant

*Immunological memory also seen with innate-only human tumor xenograft model

Indaptus

Decoy Technology Also Regresses Human Tumor Xenografts


Treat 5 mice per group 2x per week for 3 weeks / Start treatment at 173 mm³
Mean Tumor Volume (mm³ ± SEM)
5,000
4,000
3,000
2,000
1,000
0
12
19
26
33
40
47
54
61
68
75
82
Days After Tumor Cell Implant
Rituximab 2x per week i.p. x 3
NHL standard of care
Control
Decoy
LDC
Decoy + LDC
Decoy + LDC + Rituximab 5/5 full regressions*
Control
LDC
Decoy (2x10^8)
Decoy + LDC
Rituximab (100 µg)
Decoy + LDC + Rituximab

*4/5 tumors regrew at later time-points
Repeat produced 2/4 durable regressions

Indaptus

Decoy Technology can Induce Immunological Memory Via the Innate Immune System


Tumor Cell Re-Challenge on Day 74
5 tumor-regressed mice from last slide each injected s.c. on opposite flank with fresh tumor cells (3/5 with no new tumor)
Tumor Volume (mm³)
4,000
3,000
2,000
1,000
0
0
7
14
21
28
35
42
Days After Tumor Cell Implant


Cell Culture-Matched Tumor Challenge of Naive Mice on Day 74
5 naïve mice each injected s.c. with same tumor cells
Tumor Volume (mm³)
4,000
3,000
2,000
1,000
0
0
7
14
21
28
35
42
Days After Tumor Cell Implant

- Tumor regression with immunological memory via the innate immune system alone is very rare in preclinical models, but consistent with a multiple danger signal mechanism
- Results suggest that Decoy technology may synergize with other marketed ADCC mechanism-based, targeted antibody therapeutics (~12 on market)

Decoy Technology Platform

Potential utility as anti-viral therapy - Hepatitis B Virus (HBV), HIV and Others

- HBV is a chronic liver infection affecting 257 million people world-wide
  - Only 2% treated with current therapies / Major cause of cirrhosis and HCC / 887,000 deaths per year
- Cytokines have strong anti-viral activity, but single, oral TLR agonists have failed in the clinic
- Multi-TLR agonist Decoy therapy is passively targeted to liver and safely induce many cytokines
- Standard pre-clinical AAV-HBV mouse model of chronic HBV carried out twice:

Decoy Therapeutic Produces Broader Anti-HBV Activity Than Standard of Care Reverse Transcriptase Inhibitor Entecavir

	Inhibition (including for up to 6 months after cessation of treatment)						
	HBV Replication		HBs Antigen		HBe Antigen	HBV ssDNA	cccDNA-Like Molecule
	Plasma	Liver	Plasma	Liver	Plasma	Liver	Liver
Entecavir	✓						
Decoy Therapeutic	✓	✓	✓	✓	✓	✓	✓

Indaptus Clinical Development Plan


2021
2022
2023
2024
2025
Q1/2
Q3/4
Q1/2
Q3/4
Q1/2
Q3/4
Q1/2
Q3/4
Q1/2
Q3/4
Dose Escalation
IND Filing
Solid tumor all comers + lymphoma
(HCC-associated HBV also possible)
Expansion (~2 tumors)
Ph1b Combination
Checkpoint / Targeted Abs / Chemo

Key Milestones

1) Determine MTD / Recommended Ph2 dose / Possible efficacy
2) Single agent efficacy
3) Combination efficacy

Preparations Underway for IND Filing (expected 2H 2021)

- Completed US FDA Pre-IND Meeting
- 28-day Rabbit toxicology - Completed
- Decoy20 GMP batch - Released
- 6-month stability studies with Decoy20 GMP batch - Completed
- Preliminary IND preparation underway
- Preliminary CRO planning underway

Indaptus

Target Indications Include 6 of the World's 12 Deadliest Cancers

12 Deadliest Cancers World-Wide (Decoy Targets)

		% of Yearly Deaths	% of Yearly Cases
1	Lung	18.4	11.6
2	**Colorectal**	**9.0**	**10.0**
3	Stomach	8.2	5.7
4	**Liver**	**8.2**	**4.7**
5	Breast	6.6	11.6
6	Esophagus	5.3	3.2
7	**Pancreas**	**4.5**	**2.5**
8	Prostate	3.8	7.1
9	**Cervical**	**3.3**	**3.2**
10	Leukemia	3.2	2.4
11	**N-H Lymphoma**	**2.6**	**2.8**
12	**Bladder**	**2.1**	**3.0**
Decoy Indications % of Total		29.7%	26.2%

Source: CA CANCER J CLIN 2018;68:394-424

High Unmet Medical Need

Percent five-year survival for patients with metastatic disease

3% - 17%

Source: American Cancer Society

Indaptus

Experienced Management and Board of Directors

Leadership experience in new modalities and early development

Roger J. Pomerantz, M.D.	Chairman	ContraFect, Seres, Merck, Johnson & Johnson
Michael J. Newman, Ph.D.	Founder, CSO, Director	Roche, Sandoz, Novartis
Jeffrey Meckler	CEO, Director	Cocrystal, Cypress, Pfizer
Anthony J. Maddaluna	Director	amri, Pfizer
W. Brad Hayes	Director	LabCorp, Builders FirstSource, Patheon
Brian O'Callaghan	Director	Obseva, Petra Pharma, Sonrgy, Acucela, Sangart
Hila Karah	Director	Florafotonica, Dario Health, Perceptive Advisors
Hoonmo Lee	Director	KDDF, Lilly

Indaptus

Thank you.

Appendix

There are No Intrinsically "Bad" Cytokines/Chemokines
Good or Bad Depends on Time, Place, Amount and How Long

Cytokines and Chemokines Inducing Migration, Activation, Maturation and/or Proliferation	Responsive Immune Cell Type: All Participate in Anti-Tumor Immune Responses
GM-CSF, IL-1β, IL-4, IL-12, IL-15, IFN-γ	Dendritic Cells
IL-2, IL-12, IL-18, TNF-α	Gamma-Delta (γδ) T-Cells
IL-1β, IL-8, IFN-γ, MIP-1α, TNF-α	M1 Macrophage
IL-2, IL-10, IL-12, IL-15, IL-18, IL-21, IFN-γ	NK Cells
IL-12, IL-18, IL-21, IFN-γ	NKT Cells
GM-CSF, IFN-α, IL-4, IL-8, MIP-1α, TNF-α	Neutrophils
GM-CSF, IL-1β, IL-2, IL-5, IL-6, IL-7, IL-8, IL-9, IL-10, IL-12, IL-15, IL-17, IL-18, IL-21, IFN-γ, MIP-1α, TNF-α, TNF-β	T-Cells (Th1, Th17 or Th2 CD4+ or CD8+) Including CIK, CTL, LAK

How Can Bacterial Danger Signals Activate Anti-Tumor Immunity?
Most Steps Required for Innate and Adaptive Cellular Immune Responses are Non-Specific



Tumor Non-Specific
Tumor Specific
Innate Cellular Immune Response
Innate Cell
Migration
Cell Recognition
Activation
Proliferation
Killing of Tumor Cells
Adaptive Cellular Immune Response
Dendritic Cell
DC Maturation
Antigen Capture and Processing
DC Migration
DC Activation
Antigen Presentation to T-Cell
T-Cell Activation
T-Cell Migration
T-Cell Proliferation
Killing of Tumor Cells

All non-specific steps are induced or promoted by immune system "danger signal" molecules, which also enhance specific (tumor antigen recognition) steps / also many steps don't occur in the tumor

Toll-Like Receptor (TLR) Agonists from Bacteria Directly Activate Immune Cells and Indirectly Activate by Inducing Secretion of Cytokines and Chemokines



Macrophage
Neutrophil
Natural Killer Cell
Natural Killer T-Cell
TAA
TLR
Innate Effector
Example anti-tumor/anti-viral cytokines and chemokines
IL-1β, IL-2, IL-5, IL-6, IL-7, IL-8, IL-9, IL-10, IL-12, IL-15, IL-17, IL-18, IL-21, IL-27, GM-CSF, IFN-α/β/γ, MIP-1α/β, TNF-α/β
TLR Agonists
Danger signals from dying tumor cells or Decoy Therapy
Adaptive Effector
CD4+T
CD8+T
γδ T-Cell
Dendritic cell (DC)
CD4+ T-Cell (Th1, Th2, Th17)
CD8+ T-Cell (LAK, CTL, CIK)

Immune cells can kill tumor or virus-infected cells or inhibit viral infection via cytokine secretion, cytotoxic granules, apoptosis, antibody-dependent cellular cytotoxicity (ADCC) and reactive oxygen/nitrogen species (RO/NS)

Patented Decoy Treatment Kills Bacteria and Significantly Reduces LPS-Endotoxin Activity and *In Vivo* Pyrogenicity

Treatment	Live Bacteria	LPS Endotoxin Activity (LAL Assay)	Pyrogenicity Threshold (Rabbit Assay)
No Treatment	100%	44.7 Units / 10^6 Bacteria	$3x10^4$ Bacteria
Decoy	0	3.6 Units / 10^6 Bacteria	$9x10^5$ Bacteria
Change induced by treatment	Killed all bacteria	92% reduction	97% reduction (requires more bacteria to increase rabbit temperature)

Decoy therapeutics are also 100 to 2,500-fold less toxic in mice (LD_{50}) than live, attenuated bacterial products

Decoy Therapeutic Synergizes with Human PBMCs to Kill Human Breast Carcinoma Cells *In Vitro*



Tumor Cells Per Well (+/- SEM)
80000
70000
60000
50000
40000
30000
20000
10000
0
No Addition
Decoy10
PBMC
Decoy + PBMC
7 Days in Culture

Killed, non-pathogenic Decoy therapeutic is not intrinsically toxic to tumor cells (broad dose-response not shown), but can activate immune cells to kill tumor cells

Tumor-Eradicating Combinations Transform "Cold" HCC Tumors to "Hot"

Treatment Effects on Tumor Volume
(RNA prepared on Day 8 for NanoString Analysis)



Tumor Volume (mm³ ± SEM)
600
400
200
0
Day 0
Day 4
Day 8
Days After Start of Treatment
(6 mice per group)

Fold increase in Tumor Inflammation Signature Score (TIS) "Cold" vs. "Hot" Tumor

	Fold increase in TIS	Number of long-term regressions per group
NT		0 / 6
NSAID	1.68	0 / 6
Decoy	1.61	0 / 6
a-PD-1	2.30	0 / 6
N + D	2.21	2 / 6
N + P	2.92	1 to 2 / 6
D + P	3.60	2 / 6
N + D + P	5.89	5 to 6 / 6

Number of long-term regressions per group

Systemic Administration of Decoy Therapy, NSAID and Anti-PD-1 Induces Cytokine Immune Pathways in HCC Tumors

NanoString 770 gene expression analysis: Cytokines and Receptors in tumor

Mice with 200 mm^3 tumors were treated for 1 week before tumor removal and RNA isolation/analysis


No Treatment
NSAID
Decoy
a-PD-1
NSAID + Decoy
NSAID + a-PD-1
Decoy + a-PD-1
NSAID + Decoy + a-PD-1
4
2
0
-2
-4
Log base 2 scale

Each horizontal row represents a different cytokine or cytokine receptor gene

Systemic Administration of Decoy Therapy, NSAID and Anti-PD-1 Induces Chemokine Immune Pathways in HCC Tumors

NanoString 770 gene expression analysis: Chemokines and Receptors in tumor

Mice with 200 mm^3 tumors were treated for 1 week before tumor removal and RNA isolation/analysis



No Treatment
NSAID
Decoy
a-PD-1
NSAID + Decoy
NSAID + a-PD-1
Decoy + a-PD-1
NSAID + Decoy + a-PD-1
3
2
1
0
-1
-2
-3

Each horizontal row represents a different chemokine or chemokine receptor gene

Systemic Administration of Decoy Therapy, NSAID and Anti-PD-1 Induces Innate Immune Pathways in HCC Tumors

NanoString 770 gene expression analysis: Innate Immune response in tumor

Mice with 200 mm^3 tumors were treated for 1 week before tumor removal and RNA isolation/analysis



No Treatment
NSAID
Decoy
a-PD-1
NSAID + Decoy
NSAID + a-PD-1
Decoy + a-PD-1
NSAID + Decoy + a-PD-1

Each horizontal row represents a different innate pathway gene

Indaptus

Systemic Administration of Decoy Therapy, NSAID and Anti-PD-1 Induces Adaptive Immune Pathways in HCC Tumors

NanoString 770 gene expression analysis: Adaptive Immune response in tumor

Mice with 200 mm³ tumors were treated for 1 week before tumor removal and RNA isolation/analysis



No Treatment
NSAID
Decoy
a-PD-1
NSAID + Decoy
NSAID + a-PD-1
Decoy + a-PD-1
NSAID + Decoy + a-PD-1
2
0
-2

Each horizontal row represents a different adaptive pathway gene

NHL Tumors That Regrow After 1 or 2 Weeks of Sub-Optimal Decoy + LDC Treatment are Sensitive to Optimal Retreatment



Tumor Volume (mm³)
3,000
2,500
2,000
1,500
1,000
500
0
Tumors regressed and then regrew
Same eight mice retreated for 2 weeks with 3x10^8 Decoy + LDC starting day 50
Day 50
End 2nd treatment
Eight mice treated with sub-optimal Decoy dose or only treated one week starting day 13
All tumors regressed and 5/8 were eradicated, including tumors that reached 141, 289, 485, 780 and 2,568 mm³ during treatment
13 20 27 34 41 48 55 62 69 76 83 90 97 104 111 118 125 132 139 146 153
Days After Tumor Cell Implant

Suggests no or low neutralizing antibody resistance / Very large tumors can be eradicated!

Indaptus

High Percentage Eradication of s.c. NHL by Decoy + LDC Requires NK Cells and CD4+ and CD8+ T Cells

Treat all groups (6 mice per group) with i.v. Decoy + LDC for 2 weeks / Start treatment at ~200 mm³



Mean Tumor Volume (mm³ ± SEM)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
13
20
27
34
41
48
Days After Tumor Cell Implant
Decoy + LDC
98% Depletion of NK Cells
100% Depletion of CD4+ T Cells
92% Depletion of CD8+ T Cells
100% Depletion of Both CD4+ and CD8+ T Cells
Decoy cures via innate and adaptive mechanisms
Deplete
CD4+ and CD8+ Day 70 no durable CR
CD4+ Day 70 1/6 durable CR
CD8+ Day 70 1/6 durable CR
NK Day 70 1/6 durable CR
No Depletion Day 70 10/12 durable CR

Indaptus

Frequently Asked Question

Q) **Humans are more sensitive than mice to the toxic effects of TLR agonists such as LPS. Does this mean that the Decoy product will be too toxic in humans?**

A) Humans are also more sensitive than mice to anti-tumor cytokine induction by TLR agonists, so if there is a therapeutic index in mice, there may also be one in humans (see next slide).

Decoy Therapy Induces Human PBMCs to Secrete ~100 to 3,500 Times Higher Levels of Anti-Tumor Cytokines Compared to Mouse PBMCs

Based on 48 hour *in vitro* (full) dose responses carried out in triplicate



Fold increase in sensitivity of human PBMCs, relative to mouse PBMCs
2,393
105
3,453
429
Cytokine Secretion (pg/mL ± SD) At Comparable Decoy Doses
100,000
10,000
1,000
100
10
1
0
IL-12p70
GM-CSF
IFN-γ
TNF-α
Mouse PBMCs
Human PBMCs

This is probably why humans are more "sensitive" than mice to TLR agonists and why we will require correspondingly lower doses of Decoy therapy in humans for anti-tumor activity, preserving or possibly increasing the therapeutic index Different sensitivity to TLRs by mouse and human PBMCs has been reported (Warren J. Infect. Dis. 201 223 2010)